Exhibit 31.2

MUSTANG BIO, INC.

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, David J. Horin, Interim Chief Financial Officer (Principal Financial Officer), certify that:

(1)	I have reviewed this Quarterly Report on Form 10-Q of Mustang Bio, Inc. (the “Registrant”);

(2)	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

November 14, 2017	By:	/s/ David J. Horin
David J. Horin
Interim Chief Financial Officer
(Principal Financial Officer)